SIXTH AMENDMENT TO THE
                         CONNECTICUT NATURAL GAS CORPORATION
                               OFFICERS RETIREMENT PLAN
                                   TRUST AGREEMENT

                    This Agreement made this 27th day of April, 1999, by and between the Connecticut Natural Gas Corporation, a Connecticut corporation with its principal place of office in Hartford, Connecticut (hereinafter referred to as the "Company"), and Fleet National Bank, a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

                                 W I T N E S S E T H

                    WHEREAS, by Agreement dated January 9, 1989 (the "Agreement"), the Company and The Connecticut Bank & Trust Company, N.A. entered into an Agreement entitled "The Connecticut Natural Gas Corporation Officers Retirement Plan Trust
          Agreement"; and

                    WHEREAS, Fleet National Bank has succeeded to the trust business of the Connecticut Bank & Trust Company, N.A., and is currently serving as trustee; and

                    WHEREAS, the parties reserve the right to amend the Agreement in Article X, Section 10.1 thereof, subject to the conditions set forth therein; and

                    WHEREAS, the Agreement has previously been amended five times; and

                    WHEREAS, the Company wishes to amend the Agreement in the particulars set forth below;

                    NOW, THEREFORE, the Company and the Trustee agree as follows;


                    1. By adding a new Section 1.4 to the Agreement, as heretofore amended, after Section 1.3 thereof as follows:

                         "1.4 This Trust may be adopted by affiliates
                    of the Company, in order to satisfy their obligations under the Plan, with the knowledge and consent of the Company. Such adoption shall be accomplished by signing an instrument becoming a party to the Agreement. In the event that one or more affiliated employers adopts the Trust, the following rules shall apply notwithstanding anything to the Trust to the contrary:







                              (a)  The powers and obligations reserved for
                         the "Company" under Sections 3.1, 3.2, Article IV (other than the last two sentences of Section 4.4), Articles V, VI, VII, VIII, X, XI (other than
                         Section 11.3), and XII shall remain exclusively vested in the entity first named above, i.e. Connecticut Natural Gas Corporation.

                              (b) For purposes of Article II, Sections 3.3 and 3.4, the last two sentences of Section 4.4 to the extent attributable to its participants and beneficiaries, Article IX, and Section 11.3, "Company" shall mean, with respect to each separate adopting entity, only that entity. Without limiting the foregoing, the provisions of
                         Article II shall apply separately to each such entity and the participants and beneficiaries thereof, and the assets attributable to an adopting entity's contributions shall be subject to the claims of only that entity's general creditors, regardless of the solvency or obligations of any other adopting entity.

                              (c)  A separate adopting entity other than
                         Connecticut Natural Gas Corporation may terminate its participation in the Trust, subject to Article IX, by written notice to the Trustee and to Connecticut Natural Gas Corporation.

                              (d)  The Trustee shall maintain a separate
                         account reflecting the equitable share of the Company and each other adopting entity in the Fund."

                    IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be duly executed and their respective corporate seals to be hereunto affixed as of the date first shown above written.


          ATTEST                        CONNECTICUT NATURAL GAS CORPORATION

          S/ R.L. Babcock              By S/ Jean S. McCarthy
          ------------------------     -----------------------------------
                                        Its Vice President, Human Resources


          ATTEST                        FLEET NATIONAL BANK


                                        By
                                             Its


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          STATE OF CONNECTICUT     )
                                   )  ss
          COUNTY OF HARTFORD       )

                    Personally appeared JEAN McCARTHY of Connecticut Natural Gas Corporation, signer of the foregoing instrument and acknowledge the same to be his/her free act and deed as such ___________________ and the free act and deed of said corporation before me.


                                       S/ Judith A. Ries
                                       ----------------------------------
                                        Notary Public
                                        My commission expires: 2/28/2000



          STATE OF CONNECTICUT     )
                                   )  ss
          COUNTY OF HARTFORD       )

                    Personally appeared ________________ of Fleet National Bank, signer of the foregoing instrument and acknowledge the same to be his/her free act and deed as such ___________________ and the free act and deed of said corporation before me.



                                        Notary Public
                                        My commission expires:






















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